Exhibit 1.1

3,500,000 Shares

ROSETTA STONE INC.

COMMON STOCK, PAR VALUE $0.00005 PER SHARE

UNDERWRITING AGREEMENT

June 6, 2013

June 6, 2013

ROBERT W. BAIRD & CO. INCORPORATED

WILLIAM BLAIR & COMPANY, L.L.C.

As Representatives of the Several Underwriters

Identified in Schedule II Annexed Hereto

c/o Robert W. Baird & Co. Incorporated

227 West Monroe Street Suite 2100

Chicago, Illinois 60606

Ladies and Gentlemen:

Rosetta Stone Inc., a Delaware corporation (the “Company”), and those stockholders of the Company named in Schedule I hereto (the “Selling Stockholders”), severally propose to sell to the several Underwriters named in Schedule II hereto (the “Underwriters”), an aggregate of 3,500,000 shares of the Common Stock, par value $0.00005 per share of the Company (the “Firm Shares”), of which 10,000 shares are to be issued and sold by the Company and of which 3,490,000 are to be sold by the Selling Stockholders, each Selling Stockholder selling the number of Firm Shares set forth opposite such Selling Stockholder’s name in Schedule I hereto.  The Company and the Selling Shareholders are hereinafter sometimes collectively referred to as the “Sellers.”

The Selling Stockholders also severally propose to sell to the several Underwriters, up to an additional 525,000 shares of Common Stock, par value $0.00005 per share of the Company (the “Additional Shares”), all of which are to be sold by the Selling Stockholders, each Selling Stockholder selling up to the number of Additional Shares set forth opposite such Selling Stockholder’s name in Schedule I hereto, if and to the extent that you, Robert W. Baird & Co. Incorporated (“Baird”) and William Blair & Company, L.L.C. (together with Baird, the “Managers”) as managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 3 hereof.  The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The shares of Common Stock, par value $0.00005 per share of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Stock.”

The Company has prepared and filed, in accordance with the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder, with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (file number 333-188444), including a prospectus, relating to the Shares, which registration statement and prospectus incorporate or are deemed to incorporate by reference documents that the Company has filed, or will file, with the Commission in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder. The registration statement as amended at the time it became effective for purposes of Section 11 of the Securities Act (as such section applies to the Underwriters), including the documents filed as part thereof and information contained or incorporated by reference in the prospectus or otherwise deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act, is hereinafter referred to as the “Registration Statement.”  If the Company files an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. The Company has also filed with, or transmitted for filing to, or shall promptly after the date of this Agreement file with or transmit for filing to, the Commission a prospectus supplement (in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act), the “Prospectus Supplement”) pursuant to Rule 424 under the Securities Act. The term “Base Prospectus” means the prospectus dated May 30, 2013, relating to the Shares, in the form in which it has most recently been filed with the Commission as part of the Registration Statement on or prior to the date of this Agreement. The term “Prospectus” means the Base Prospectus as supplemented by the Prospectus Supplement. The term “Preliminary Prospectus” means any preliminary form of Prospectus (including without limitation the preliminary Prospectus Supplement dated June 5, 2013, filed with the Commission pursuant to Rule 424).

For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act; “issuer free writing prospectus” has the meaning set forth in Rule 433 under the Securities Act; “Time of Sale Prospectus” means the Base Prospectus and the Preliminary Prospectus, together with the free writing prospectuses, if any, each identified in Schedule III hereto (each, a “Permitted Free Writing Prospectus”) and other information conveyed to purchasers of the Shares at or prior to the Time of Sale as set forth in Schedule III hereto; “Time of Sale” means 7:30 a.m. (Central Time) on the date of this Agreement; and “road show” has the meaning set forth in Rule 433(h)(4) under the Securities Act.  As used herein, the terms “Registration Statement,” “Base Prospectus,” “Preliminary Prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, deemed to be incorporated by reference therein, including, unless the context otherwise requires, the documents, if any, filed as exhibits to such incorporated documents.  The terms “supplement,” “amendment” and “amend” as used herein with respect to the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, any Preliminary Prospectus, the Prospectus or any free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act that are deemed to be incorporated by reference therein.

1.                                      Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with, each of the Underwriters on the date hereof and on the Closing Date (as defined in Section 5 hereof) and on each Option Closing Date (as defined in Section 3 hereof), if any, that:

(a)                                 The Registration Statement has become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus is in effect, and, to the Company’s knowledge, no proceedings for such purpose are pending before or threatened by the Commission.

(b)                                 The Base Prospectus and any Preliminary Prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations thereunder (including, without limitation, Rule 430B(a) or 430A(b)).

(c)                                  (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder; (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; (iii) the Registration Statement, as of the date hereof, does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; (iv) the Registration Statement complies and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the regulations thereunder; the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Securities Act (including without limitation Rule 415(a)(5)); (v) at no time during the period that begins on the earlier of the date of the Preliminary Prospectus and the date on which the Preliminary Prospectus was filed with the Commission and ends immediately prior to the execution of this Agreement did any Preliminary Prospectus contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (vi) the Time of Sale Prospectus does not, and at the Time of Sale, at the Closing Date and, if applicable, each Option Closing Date, the Time of Sale Prospectus, as then amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (vii) each Permitted Free Writing Prospectus does not conflict with the information contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus; (viii) each road show, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (ix) the Prospectus, as of the date it is filed with the Commission pursuant to Rule 424, at the Closing Date and at each Option Closing Date, if any, will comply in all material respects with the Securities Act (including without limitation the requirements of Section 10(a) of the Securities Act) and the rules and regulations thereunder and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this Section 1(c) do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus, any Preliminary Prospectus, any Permitted Free Writing Prospectus, any road show or the Prospectus or any amendments or supplements thereto based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Managers expressly for use therein, it being agreed that the only information furnished by the Underwriters to the Company expressly for use therein are the statements contained in the first sentence of the fourth paragraph, the third sentence of the fifth paragraph, first two sentences of the sixth paragraph, the first sentence of the fifteenth paragraph, the third sentence of the sixteenth paragraph, the twentieth paragraph, the twenty first paragraph and the twenty second paragraph of the “Underwriting” section of the Prospectus Supplement (and preliminary Prospectus Supplement) (collectively, the “Underwriter Information”).

(d)                                 Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case other than the Preliminary Prospectus and/or the Permitted Free Writing Prospectuses; the Company has not, directly or indirectly, prepared, used or referred to any free writing prospectuses, without the prior written consent of the Managers, other than the Permitted Free Writing Prospectuses and road shows furnished or presented to the Managers before first use.  Each Permitted Free Writing Prospectus has been prepared, used or referred to in compliance with Rules 164 and 433 under the Securities Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Securities Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Securities Act are satisfied, and the registration statement relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Securities Act, satisfies the requirements of Section 10 of the Securities Act; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Securities Act, from using, in connection with the offer and sale of the Shares, free writing prospectuses pursuant to Rules 164 and 433 under the Securities Act; each Permitted Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act.

(e)                                  The Company was, at the time of the Registration Statement was initially filed and when it became effective, eligible to use Form S-3 to register the offering of the Shares contemplated hereby.  The Company was not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Shares contemplated by the Registration Statement.

(f)                                   In accordance with Rule 5110(b)(7)(C)(i) of the Financial Industry Regulatory Authority (“FINRA”), the Shares have been registered with the Commission on Form S-3 under the Securities Act pursuant to the standards for such Form S-3 in effect prior to October 21, 1992.

(g)                                  Shares of Common Stock are listed on the New York Stock Exchange (“NYSE”), and the Company has not received any notice from the NYSE regarding the delisting of such shares from the NYSE.  The Shares are duly listed, and admitted and authorized for trading on the NYSE.

(h)                                 The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not (i) have a material adverse effect on the assets, business, condition (financial or otherwise), or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) prevent or materially interfere with consummation of the transactions contemplated hereby, or result in the delisting of shares of Common Stock from the NYSE (the occurrence of any such effect, prevention, interference or result described in the foregoing clauses (i) or (ii) being herein referred to as a “material adverse effect”).

(i)                                     Each subsidiary of the Company has been duly organized, is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, security interests, equities or claims.

(j)                                    This Agreement has been duly authorized, executed and delivered by the Company.

(k)                                 The authorized, issued and outstanding capitalization of the Company is as set forth in the Registration Statement and Time of Sale Prospectus and will be as set forth in the Prospectus, subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement, Time of Sale Prospectus and the Prospectus, as the case may be, and the grant of options under existing stock option plans described in the Registration Statement, Time of Sale Prospectus and the Prospectus.  The authorized capital stock of the Company conforms and will conform as to legal matters to the description thereof contained in the Time of Sale Prospectus and the Prospectus, and such description conforms in all material respects to the rights set forth in the instruments defining the same. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus as of the applicable dates set forth therein, (i) no shares of Common Stock of the Company are reserved for any purpose, (ii) there are no outstanding securities convertible into or exchangeable for any shares of Common Stock of the Company, (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of Common Stock or any other securities of the Company, and (iv) the Company has not granted to any person or entity a stock option or other equity-based award of or to purchase shares of Common Stock or any other securities of the Company pursuant to an equity-based compensation plan or otherwise.

(l)                                     The shares of Common Stock (including the Shares to be sold by the Selling Stockholders) outstanding as of the date hereof have been duly authorized, are validly issued, fully paid and non-assessable, have been issued in compliance with applicable securities laws and were not issued in violation of any preemptive or similar rights.

(m)                             The Shares of Common Stock to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of the Shares will not be subject to any preemptive or similar rights.

(n)                                 Neither the execution and delivery by the Company of, nor the performance by the Company of its obligations under, this Agreement will conflict with, contravene, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries pursuant to, or constitute a default  or a Debt Repayment Triggering Event (as defined below) under (i) any statute, law, rule, regulation, judgment, order or decree of any governmental body, regulatory or administrative agency or court having jurisdiction over the Company or any subsidiary; (ii) the certificate of incorporation or bylaws of the Company or any of its subsidiaries; or (iii) any contract, agreement, obligation, covenant or instrument to which the Company or any of its subsidiaries (or any of their respective assets) is subject or bound, except in the case of clauses (i) or (iii) to the extent such conflicts, contraventions, breaches, violations, liens, charges and encumbrances, if any, would not have a material adverse effect. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving or notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption of repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(o)                                 No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), or approval of the Company’s stockholders, is required in connection with the sale of the Shares or the consummation of the transactions contemplated hereby, other than (i) registration of the Shares under the Securities Act, which has been effected (or, with respect to any Rule 462 Registration Statement, will be effected in accordance Rule 462(b) under the Securities Act), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, or (iii) filings required under the Exchange Act.

(p)                                 There are no actions, suits, claims, investigations or proceedings (collectively, “Actions”) pending or, to the Company’s knowledge, threatened, to which the Company or any of its subsidiaries or any of their respective directors or officers is or would be (in their capacity as a director or officer of the Company or a subsidiary) a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE) other than such Actions that are accurately described in the Registration Statement, Time of Sale Prospectus and the Prospectus or such Actions that, if resolved adversely to the Company or any of its subsidiaries, would not, individually or in the aggregate, have a material adverse effect.  There are no Actions that are required to be described in the Registration Statement, Time of Sale Prospectus and prospectus and are not so described.  There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(q)                                 The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Time of Sale Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(r)                                    The Company’s securities are not rated by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

(s)            The financial statements included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in all material respects in compliance with the requirements of the Securities Act and the Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; the other financial data contained or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus are accurately and fairly presented in all material respects and were prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus or the Prospectus that are not included or incorporated by reference as required; the Company and its subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or “variable interest entities”) not described in the Time of Sale Prospectus and the Prospectus; and all disclosures contained or incorporated by reference in the Time of Sale Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(t)            All statistical or market-related data included or incorporated by reference in the Time of Sale Prospectus and the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required. Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Time of Sale Prospectus, the Prospectus and the Permitted Free Writing Prospectuses has been made or reaffirmed with a reasonable basis and in good faith.

(u)           The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not have a material adverse effect.  There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would have a material adverse effect.

(v)           Deloitte & Touche LLP, who have certified certain financial statements and supporting schedules of the Company included in the Registration Statement, Time of Sale Prospectus and Prospectus are an independent registered public accounting firm with respect to the Company within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and as required by the Securities Act.

(w)          Except as disclosed in the Time of Sale Prospectus and the Prospectus or as filed as an exhibit to the Registration Statement, there no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(x)           There are no contracts or documents which are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

(y)           Except as disclosed in the Time of Sale Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(z)           Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) there has not occurred any material adverse change, any development involving a prospective material adverse change, in the assets, business, condition (financial or otherwise), management, results of operations, or earnings of the Company and its subsidiaries, taken as a whole; (ii) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (iii) the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; (iv) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (v) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries; except in each such case as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(aa)         The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Time of Sale Prospectus.

(bb)         The Company and its subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a material adverse effect (collectively, “Intellectual Property”); (i) there are no third parties who have or, to the Company’s knowledge, will be able to establish rights to any Intellectual Property, except for, and to the extent of, the ownership rights of the owners of the Intellectual Property which the Registration Statement, the Time of Sale Prospectus and the Prospectus disclose is licensed to the Company, except for any such rights that would not, individually or in the aggregate, have a material adverse effect; (ii) there is no infringement by third parties of any Intellectual Property, except for any such infringement that would not, individually or in the aggregate, have a material adverse effect; (iii) except as disclosed in the Time of Sale Prospectus, there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim, except for any such action, suit, proceeding or claim that would not, individually or in the aggregate, have a material adverse effect; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim, except for any such action, suit, proceeding or claim that would not, individually or in the aggregate, have a material adverse effect; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries infringes or otherwise violates any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim, except for any such action, suit, proceeding or claim that would not, individually or in the aggregate, have a material adverse effect; and (vi) the Company and its subsidiaries have complied with the terms of each agreement in all material respects pursuant to which

Intellectual Property has been licensed to the Company or any of its subsidiaries, and all such agreements are in full force and effect.

(cc)         Except as described in the Time of Sale Prospectus, each of the Company and its subsidiaries has complied, and is presently in compliance, in all material respects, with its privacy policies, applicable privacy rules and third party obligations regarding the collection, use, transfer, storage, protection, disposal and disclosure of personally identifiable information.

(dd)         No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Time of Sale Prospectus, or, to the knowledge of the Company, is threatened; and the Company has no knowledge of any existing or threatened labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a material adverse effect on the Company and its subsidiaries, taken as a whole.  Neither the Company nor any of its subsidiaries is in violation of any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, except for such violations as would not have a material adverse effect.

(ee)         The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for, except such as would not have a material adverse effect; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect.

(ff)          Except as otherwise would not have a material adverse effect, the buildings, structures and equipment owned by the Company and its subsidiaries are in good operating condition and repair and have been reasonably maintained consistent with standards generally followed in the industry (giving due account to the age and length of use, ordinary wear and tear excepted), are adequate and suitable for their present uses and, in the case of buildings and other structures, are structurally sound.

(gg)         The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect.

(hh)         No subsidiary of the Company is subject to any material direct or indirect prohibition on paying any dividends to the Company, on making any other distribution on such subsidiary’s capital stock, on repaying to the Company any loans or advances to such subsidiary from the Company or on transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in the Time of Sale Prospectus.

(ii)           The Company maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) that has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles, including without limitation internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting are effective in performing the functions for which it was established, and, except as described in the Time of Sale Prospectus, since the end of the Company’s most recent audited fiscal year, there has been no significant deficiency or material weakness in the design or operation of the Company’s internal control over financial reporting (whether or not remediated) which is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(jj)           The Company maintains “disclosure controls and procedures” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective in performing the functions for which they were established; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the Commission (the “Sarbanes-Oxley Act”), and the statements made in each such certification are accurate; the Company, its subsidiaries and, to the knowledge of the Company, its directors and officers are each in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act.

(kk)         Neither the Company nor any of its subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Time of Sale Prospectus or the Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement that are material to the Company and its subsidiaries as a whole, and no such termination or non-renewal has been threatened by the Company or any of its subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement.

(ll)           There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus which have not been described as required.

(mm)      Except as disclosed in the Registration, the Time of Sale Prospectus and the Prospectus, the Company has no material relationship with any Underwriter (or an affiliate thereof).

(nn)         All tax returns required to be filed by the Company or any of its subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided.

(oo)         Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA. The Company and its subsidiaries and affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure continued compliance therewith.

(pp)         The operations of the Company and its subsidiaries are, and have been conducted at all times, in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(qq)         Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”) or located, organized or resident in a country or territory that is the subject of Sanctions (including within limitation Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria); and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of funding, financing or facilitating the activities of any person or in any country or territory that at such time is the subject of Sanctions or in any other matter that will result in a violation of Sanctions by any person. For the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person or in any country or territory that at the time of the dealing or transaction is or was the subject of Sanctions.

(rr)           Except as described in the Time of Sale Prospectus, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(ss)          Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company and its subsidiaries, any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

2.             Representations and Warranties of the Selling Stockholders.  Each Selling Stockholder, severally and not jointly with the other Selling Stockholders, represents and warrants to and agrees with each of the Underwriters on the date hereof and on the Closing Date and on each Option Closing Date, if any, that:

(a)           This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

(b)           Neither the execution and delivery by such Selling Stockholder of, nor the performance by such Selling Stockholder of its obligations under, this Agreement or the Custody Agreement signed by such Selling Stockholder and Robert W. Baird & Co. Incorporated, as Custodian, relating to the deposit of the Shares to be sold by such Selling Stockholder (the “Custody Agreement”) will conflict with, contravene, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any assets of such Selling Stockholder pursuant to, or constitute a default under (i) any statute, law, rule, regulation, judgment, order or decree of any governmental body, regulatory or administrative agency or court having jurisdiction over such Selling Stockholder; (ii) the certificate of incorporation or bylaws (or other organizational documents) of such Selling Stockholder, if applicable, or (iii) any contract, agreement, obligation, covenant or instrument to which such Selling Stockholder (or any of its assets) is subject or bound except in the case of clauses (i) or (iii) to the extent such conflicts, contraventions, breaches, violations, liens, charges, encumbrances, and defaults, if any, would not impair in any material respect the consummation of such Selling Stockholder’s obligations under this Agreement or the Custody Agreement; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement or the Custody Agreement of such Selling Stockholder, except such as (i) may be required by the securities or blue sky laws of the various jurisdictions in connection with the offer and sale of the Shares, (ii) would not impair in any material respect the consummation of such Selling Stockholder’s obligations hereunder or (iii) have been previously made or obtained.

(c)                                  Such Selling Stockholder now and, on the Closing Date and on each Option Date, will be the lawful owner of the number of Shares to be sold by such Selling Stockholder pursuant to this Agreement, and has, and on the Closing Date and on each Option Closing Date will have, valid marketable title to, or a valid “security entitlement” (within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”)) in respect of, the number of Shares to be sold by such Selling Stockholder, free and clear of all security interests, claims, liens, equities or other encumbrances, and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement a and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder or a security entitlement in respect of such Shares.

(d)                                 The Custody Agreement has been duly authorized, executed and delivered by such Selling Stockholder and are valid and binding agreements of such Selling Stockholder.

(e)                                  Upon payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, delivery (within the meaning of Section 8-301 of the UCC) of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC to such Shares), (i) DTC shall be a “protected purchaser” of such Shares (within the meaning of Section 8-303 of the UCC), (ii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares, and (iii) no action based on any “adverse claim” (within the meaning of 8-102 of the UCC) to such Shares may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (w) such shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (x) DTC will be registered as a “clearing corporation” (within the meaning of Section 8-102 of the UCC), (y) appropriate entries to the accounts of the Underwriters on the records of DTC will have been made pursuant to the UCC, and (z) the jurisdiction of DTC and its nominee for purposes of Section 8-110 of the UCC, and the jurisdiction applicable to the matters specified in subsections (a)(2) though (5) of Section 8-110 of the UCC, is the State of New York.

(f)                                   Such Selling Stockholder has not, prior to the execution of this Agreement, offered or sold any Shares by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case other than the then most recent Preliminary Prospectus.

(g)                                  Such Selling Stockholder has not, directly or indirectly, taken any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(h)                                 Such Selling Stockholder is not prompted by any information concerning the Company or its subsidiaries which is not set forth in the Time of Sale Prospectus to sell its Shares pursuant to this Agreement.

(i)                                     None of the Registration Statement, the Time of Sale Prospectus or the Prospectus or any amendment or supplement thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein (other than in the case of the Registration Statement or any amendment thereto, in the light of the circumstances under which they were made) not misleading; provided, however, that the representations and warranties set forth in this Section 2(i) are limited to statements or omissions made in reliance on and conformity with information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use therein, it being agreed that the only information furnished to the Company by such Selling Stockholder expressly for use therein are the name and address of such Selling Stockholder, the number of shares of Common Stock beneficially owned by such Selling Stockholder immediately before and after the offering, and the number of Shares being sold in the offering (the “Selling Stockholder Information”).

3.                                      Agreements to Sell and Purchase.

(a)                                 The Company hereby agrees to issue and sell 10,000 Shares, and each Selling Stockholder, severally and not jointly, hereby agrees to sell the number of Shares set forth opposite such Selling Stockholder’s name in Schedule I hereto, to the Underwriters at a price of $15.12 per share (the “Purchase Price”), and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions herein set forth, agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder at the Purchase Price the number of Firm Shares (subject to such adjustments to eliminate fractional shares as the Managers may determine) set forth opposite the name of such Underwriter set forth in Schedule II hereto that bears the same proportion to the number of Firm Shares to be sold by each such Seller as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

(b)                                 Moreover, each Selling Stockholder, severally and not jointly, hereby agrees to sell up to the number of Additional Shares set forth opposite such Selling Stockholder’s name in Schedule I hereto, to the Underwriters at the Purchase Price, and the Underwriters, upon the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, shall have the right (but not the obligation) to purchase, severally and not jointly, up to the Additional Shares at the Purchase Price.  The Managers may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement.  Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased.  Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares or later than ten business days after the date of such notice.  Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares.  On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Managers may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

(c)                                  Each Selling Stockholder hereby agrees that, without the prior written consent of Baird on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (3) publicly announce an intention to effect any transaction specified in clause (1) or (2).

(d)                                 The restrictions contained in the preceding paragraph shall not apply to (a) the Shares to be sold hereunder, (b) transactions by a Selling Stockholder relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the offering of the Shares, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (c) transfers by a Selling Stockholder of shares of Common Stock or any security convertible into Common Stock as a bona fide gift, (d) transfers by a Selling Stockholder by will or intestate succession to the Selling Stockholder’s family or to a trust, the beneficiaries of which are exclusively the Selling Stockholder or members of the Selling Stockholder’s family, or (e) distributions by a Selling Stockholder of shares of Common Stock or any security convertible into Common Stock to limited partners or stockholders of the Selling Stockholder; provided that in the case of any transfer or distribution pursuant to clause (c), (d) or (e), (i) each donee or distributee shall enter into a written agreement accepting the restrictions set forth in the preceding paragraph and this paragraph as if it were a Selling Stockholder and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made in respect of the transfer or distribution during the 90-day Restricted Period.  In addition, each Selling Stockholder, agrees that, without the prior written consent of Baird on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.  Each Selling Stockholder consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of any Shares held by such Selling Stockholder except in compliance with the foregoing restrictions.  Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day Restricted Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day Restricted Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event provided, however, that any such event shall not give rise to the extension of the 90-day restricted period in the event that FINRA Rule 2711(f)(4) does not apply to the publication or distribution of a research report by the Underwriters.

(e)                                  Each Selling Stockholder agrees to advise the Managers promptly, and if requested by the Managers, confirm such advice in writing, so long as delivery of a prospectus relating to the Shares by an underwriter or dealer may be required under the Securities Act, of any change in the Selling Stockholder Information relating to such Selling Stockholder.

4.                                      Terms of Public Offering. The Sellers are advised by the Managers that the Underwriters propose to make a public offering as set forth in the Time of Sale Prospectus and Prospectus Supplement of their respective portions of the Shares as soon after this Agreement has become effective as in the Managers’ judgment is advisable.  The Sellers are further advised by the Managers that the Shares are to be offered to the public initially at $16.00 per share (the “Public Offering Price”) and to certain dealers selected by the Managers at a price that represents a concession not in excess of $0.528, per share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow a concession, not in excess of $0.176, per share, to any Underwriter or to certain other dealers.

5.                                      Payment and Delivery. Payment for the Firm Shares to be sold by each Seller shall be made to such Seller in Federal or other funds immediately available in Chicago against delivery of such Firm Shares for the respective accounts of the Underwriters at 10:00 a.m., Central Time, on June 11, 2013, or at such other time on the same or such other date, not later than June 18, 2013, as shall be designated in writing by the Managers.  The time and date of such payment are hereinafter referred to as the “Closing Date.”

(a)                                 Payment for any Additional Shares shall be made to the Selling Stockholders in Federal or other funds immediately available in Chicago against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., Central Time, on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than July 19, 2013 as shall be designated in writing by the Managers.

(b)                                 The Firm Shares and Additional Shares shall be registered in such names and in such denominations as the Managers shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be.  The Firm Shares and Additional Shares shall be delivered to the Managers on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

6.                                      Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters are subject to the condition that all representations and warranties on the part of the Company and each Selling Stockholder contained in this Agreement are, on the date hereof, on the Closing Date and on each Option Closing Date, if any, true and correct, the condition that the Company and each Selling Stockholder have performed their respective obligations required to be performed prior to the Closing Date and the following further conditions:

(a)                                 Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, and each Option Closing Date, if any: there shall not have occurred any change, or any development involving a prospective change, in the assets, business, condition (financial or otherwise), management, operations or earnings of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in the Managers’ judgment, is material and adverse and makes it impracticable or inadvisable to offer or sell the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b)                                 The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, a certificate, dated the Closing Date or such Option Closing Date, as the case may be, and signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that (i) the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date or such Option Closing Date, as the case may be, (ii) the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date or such Option Closing Date, as the case may be, (iii) that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened, and (iv) and as to such other matters as the Managers may reasonably request.  The delivery of the certificate provided for in this Section 6(b) shall constitute a representation and warranty of the Company as to the statements made in such certificate.

(c)                                  The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, a certificate, dated the Closing Date or such Option Closing Date, as the case may be, and signed by each Selling Stockholder, to the effect that the representations and warranties of such Selling Stockholder contained in this Agreement are true and correct as of the Closing Date or such Option Closing Date, as the case may be, and that such Selling Stockholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date or such Option Closing Date, as the case may be, and as to such other matters as the Managers may reasonably request.

(d)                                 The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, an opinion of Fulbright & Jaworski LLP, outside counsel for the Company, dated the Closing Date or such Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel for the Underwriters.  In rendering such opinion, Fulbright & Jaworski LLP may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and its subsidiaries and of public officials.  The opinion of Fulbright & Jaworski LLP shall be rendered to the Underwriters at the request of the Company and shall so state therein.

(e)                                  The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, an opinion of Hogan Lovells US LLP, counsel for the Selling Stockholders, dated the Closing Date or such Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel for the Underwriters.  In rendering such opinion, Hogan Lovells US LLP may rely upon an opinion or opinions of counsel for any Selling Stockholders, and as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of the Selling Stockholders and, with respect to factual matters and to the extent such counsel deems appropriate, upon the representations of each Selling Stockholder contained herein and in the Custody Agreement of such Selling Stockholder and in other documents and instruments; provided that (A) each such counsel for the

Selling Stockholders is satisfactory to counsel for the Underwriters, (B) a copy of each opinion so relied upon is delivered to the Managers and is in form and substance satisfactory to counsel for the Underwriters, (C) copies of such Custody Agreements and of any such other documents and instruments shall be delivered to the Managers and shall be in form and substance satisfactory to counsel for the Underwriters, and (D) Hogan Lovells US LLP shall state in their opinion that they are justified in relying on each such other opinion.  The opinion of Hogan Lovells US LLP shall be rendered to the Underwriters at the request of the Selling Stockholders and shall so state therein.

(f)                                   The Underwriters shall have received on the Closing Date and each Option Closing Date, if any, an opinion of Godfrey & Kahn S.C., counsel for the Underwriters, dated the Closing Date or such Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters. In rendering such opinion, Godfrey & Kahn S.C., may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and its subsidiaries and of public officials.

(g)                                  The Underwriters shall have received, on each of the date hereof, the Closing Date and each Option Closing Date, if any, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte & Touche LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date and each Option Closing Date, as the case may be, shall use a “cut-off date” not earlier than the date hereof.

(h)                                 No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus shall have been issued, and no proceedings for such purpose shall have been instituted or threatened by the Commission; no notice of objection of the Commission to the use of the Registration Statement shall have been received; and all requests for additional information on the part of the Commission shall have been complied with to the Managers’ reasonable satisfaction.

(i)                                     The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between the Managers and certain stockholders, officers and directors of the Company listed in Schedule IV hereto relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Managers on or before the date hereof, shall be in full force and effect on the Closing Date.

(j)                                    The Shares to be sold by the Company shall have been approved for listing on the NYSE.

(k)                                 The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to the Managers on the applicable Option Closing Date of such customary documents as the Managers may reasonably request, including certificates of officers of the Company, legal opinions, an accountants’ comfort letter, and other matters related to the sale of such Additional Shares.

7.                                      Covenants of the Company. The Company covenants with each Underwriter as follows:

(a)                                 To furnish to the Managers, without charge, three signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to the Managers in Chicago, Illinois, without charge, prior to 10:00 a.m. Central Time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(f) or 7(g) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments (including prospectus wrappers) thereto or to the Registration Statement as the Managers may request.

(b)                                 During the period for which a prospectus relating to the Shares is required to be delivered under the Securities Act, before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Managers a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Managers reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule to file any issuer free writing prospectus to the extent required by Rule 433 under the Securities Act.

(c)                                  To furnish to the Managers a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Managers reasonably object.

(d)                                 Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriters that the Underwriters otherwise would not have been required to file thereunder.

(e)                                  During the period for which a prospectus relating to the Shares is required to be delivered under the Securities Act, to advise the Managers promptly (i) when any amendment to the Registration Statement has been filed or becomes effective, (ii) when any supplement to the Prospectus or any issuer free writing prospectus or any amendment to the Prospectus has been filed or distributed, (iii) of any request by the Commission for amendments or supplements to the Registration Statement, Base Prospectus, any Preliminary Prospectus, Prospectus Supplement or

Prospectus or for additional information with respect thereto, or (iv) of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus; and if the Commission should enter such a stop order, to use its commercially reasonable efforts to obtain the lifting or removal of such order as soon as practicable.

(f)                                   If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(g)                                  If, during such period after the first date of the public offering of the Shares as in the reasonable opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Managers will furnish to the Company in writing) to which Shares may have been sold by the Managers on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(h)                                 If, at or after the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Securities Act, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its commercially reasonable efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Securities Act, as soon as practicable; and the Company will advise the Managers promptly and, if requested by the Managers, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Securities Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act (which the Company agrees to file in a timely manner in accordance with such Rules).

(i)                                     If, at any time during the period when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares, the Registration Statement shall cease to comply with the requirements of the Securities Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission, to (i) promptly notify the Managers, (ii) promptly file with the Commission a new registration statement under the Securities Act, relating to the Shares, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Securities Act and shall be in a form reasonably satisfactory to the Managers, (iii) use its commercially reasonable efforts to cause such new registration statement or post-effective amendment to become effective under the Securities Act as soon as practicable, (iv) promptly notify the Managers of such effectiveness and (v) take all other reasonable action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any;

(j)                                    To file in a timely manner all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required in connection with the offering or sale of the Shares.

(k)                                 Promptly to furnish such information or to take such action as the Managers may reasonably request and otherwise to qualify the Shares for offer and sale under the securities or “blue sky” laws of such jurisdictions as the Managers shall reasonably request, and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process in any jurisdiction (excluding service of process with respect to the offer and sale of the Shares); and to promptly advise the Managers of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(l)                                     To make generally available to the Company’s security holders and to the Managers as soon as practicable an earning statement covering a period of at least twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(m)                             To use its commercially reasonable efforts to maintain the listing of the Common Stock, including the Shares, on the NYSE.

(n)                                 During the period beginning on the date of the Underwriting Agreement and continuing to and including 90 days after the date of the Prospectus, and without the prior written consent of Baird with the authorization to release the lock-up letter on behalf of the Underwriters, not to (i) to issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap, forward contract, hedging transaction or other arrangement that transfers to  another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether such transaction described in clause (i) or (ii) above is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise, (iii) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (iv) publicly disclose or announce an intention to effect any transaction specified in clause (i), (ii) or (iii) above.  The restrictions contained in the preceding sentence shall not apply to (A) the Shares to be sold hereunder, (B) the grant of options to purchase shares of Common Stock, restricted shares or restricted stock units pursuant to the Company’s employee benefit plans under the terms of such plans in effect on the date hereof, provided, in the case of stock options, that such options are granted at fair market value and in amounts and with exercise terms consistent with the Company’s past practice, or the sale of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans (or the filing of a registration statement on Form S-8 to register shares of Common Stock issuable under such plans), or (C) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date of the Underwriting Agreement of which the Managers has been advised in writing. Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day Restricted Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day Restricted Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that any such event shall not give rise to the extension of the 90-day restricted period in the event that FINRA Rule 2711(f)(4) does not apply to the publication or distribution of a research report by the Underwriters.

(o)                                 To prepare, if the Managers so request, a final term sheet relating to the offering of the Shares, containing only information that describes the final terms of the Shares or the offering in a form consented to by the Managers, and to file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date the final terms have been established for the offering of the Shares.

(p)                                 To comply with Rule 433(d) under the Securities Act (without reliance on Rule 164(b) under the Securities Act) and with Rule 433(g) under the Securities Act.

(q)                                 Not to take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(r)                                    Not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any “prospectus” (within the meaning of the Securities Act) or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, except in each case other than the Prospectus.

(s)                                   To maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

(t)                                    To apply the net proceeds to the Company from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Prospectus Supplement.

8.                                      Covenants of the Underwriters.  Each Underwriter hereby severally agrees as follows:

(a)                                 To not use or refer to, or authorize any other person to use or refer to, or participate in the planning for use of, any free writing prospectus, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “ issuer information “ (as defined in Rule 433(h)(2) under the Securities Act) that was not included in the Preliminary Prospectus or a previously filed free writing prospectus, (ii) any free writing prospectus listed on Schedule II hereto, or (iii) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “ Underwriter Free Writing Prospectus ”).

(b)                                 To not distribute any Underwriter Free Writing Prospectus referred to in Section 8(a)(i) in a manner reasonably designed to lead to its broad unrestricted dissemination.

(c)                                  To not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Shares unless such terms have previously been included in a free writing prospectus filed with the Commission.

(d)                                 Pursuant to reasonable procedures developed in good faith, to retain copies of each free writing prospectus used or referred to by it, in accordance with Rule 433 under the Securities Act.

(e)                                  If at any time prior to the Closing Date any event shall occur or condition shall exist as a result of which an Underwriter Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus, to immediately notify the Company thereof and forthwith prepare and file with the Commission (to the extent required) and furnish to the Company, such amendments or supplements to such Underwriter Free Writing Prospectus as may be necessary to eliminate or correct such conflict.

9.                                      Expenses.  Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel, the Company’s accountants and Hogan Lovells US LLP, counsel for the Selling Stockholders, in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) the cost of printing or producing any securities or blue sky memorandum in connection with the offer and sale of the Shares under the securities laws of the jurisdictions in which the Shares may be offered or sold and all expenses in connection with the qualification of the Shares for offer and sale under such securities laws as provided in Section 7(k) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iii) all costs and expenses incident to listing the Shares on the NYSE, (iv) the cost of printing certificates representing the Shares, (v) the costs and charges of any transfer agent, registrar or depositary, (vi) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (vii) the document production charges and expenses associated with printing this Agreement, (viii) all expenses in connection with any offer and sale of the Shares outside of the United States, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with offers and sales outside of the United States and the preparation of any prospectus wrappers or disclosures deemed advisable or necessary to comply with foreign securities laws, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

Each Selling Stockholder covenants and agrees with the several Underwriters that such Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder’s obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for such Selling Stockholder other than those of Hogan Lovells US LLP as counsel to the Selling Stockholders as listed in clause (i) in the immediately preceding paragraph above; (ii) any underwriting commissions and discounts applicable to the Shares to be sold by such Selling Stockholder to the Underwriters hereunder, which commissions and discounts shall be paid by each respective Selling Stockholder; and (iii) all costs and expenses related to the transfer and delivery of such Selling Stockholder’s Shares to the Underwriters, including any transfer or other taxes payable thereon.

The Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.  Notwithstanding the above, if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 is not satisfied, because of any termination of this Agreement by the Underwriters pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Stockholder to perform any obligation or covenant hereunder or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, through the Managers on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereby.

The provisions of this Section shall not supersede or otherwise affect any agreement that the Selling Stockholders and/or the Company may otherwise have for the allocation of such expenses among themselves.

10.          Indemnity and Contribution.  (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any issuer information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any road show not constituting a free writing prospectus, or the Prospectus or any amendment, supplement or wrapper thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which there were made, not misleading; provided, however, that the Company shall not be liable under this Section 10(a) to the extent that such losses, claims, damages or liabilities are caused by, arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made therein in reliance upon and in conformity with information relating to any Underwriter or any Selling Stockholder furnished to the Company in writing by such Underwriter through the Managers or such Selling Stockholder expressly for use therein, it being agreed that the only information furnished by the Underwriters to the Company expressly for use therein are the statements contained in the Underwriter Information.

(b)           Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, or the Prospectus or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission was made therein in reliance upon and in conformity with the Selling Stockholder Information relating to such Selling Stockholder. The liability of each Selling Stockholder under this Section 10(b) shall be limited to an amount equal to the net proceeds (before expenses) from the offering of the Shares received by such Selling Stockholder under this Agreement.

(c)           Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Stockholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by, arising from or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, any road show not constituting a free writing prospectus, or the Prospectus or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which there were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission was made therein in reliance upon and in conformity with information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Managers expressly for use therein, it being agreed that the only information furnished by the Underwriters to the Company expressly for use therein are the statements contained in the Underwriter Information.

(d)           In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 10(a), 10(b) or 10(c) such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Stockholders and all persons, if any, who control any Selling Stockholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred.  In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Managers.  In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company.  In the case of any such separate firm for the Selling Stockholders and such control persons of any Selling Stockholders, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Stockholders under the Powers of Attorney.  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(e)           To the extent the indemnification provided for in 10(a), 10(b) or 10(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares.  The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Underwriters’ respective obligations to contribute pursuant to this Section 10 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.  The liability of each Selling Stockholder under the contribution agreement contained in this paragraph shall be limited to an amount equal to the net proceeds (before expenses) from the offering of the Shares received by such Selling Stockholder under this Agreement.

(f)            The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 10(e).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 10(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The remedies provided for in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(g)           The indemnity and contribution provisions contained in this Section 10 and, with respect to the following clauses (ii) and (iii), the representations, warranties and other statements of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, any Selling Stockholder or any person controlling any Selling Stockholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

11.          Termination.  The Underwriters may terminate this Agreement by notice given by the Managers to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (a) trading generally shall have been suspended or materially limited or minimum or maximum prices shall have been established, or maximum ranges for prices have been required, on, or by, as the case may be, any of the New York Stock Exchange, the NYSE MKT, LLC, or the NASDAQ Global Market, or by order of the Commission or FINRA or any other governmental authority, (b) trading of any securities of the Company shall have been suspended or materially limited on any exchange or in any over-the-counter market, (c) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (d) any moratorium or material limitation on commercial banking activities shall have been declared by Federal, Illinois or New York authorities, (e) there shall have occurred any outbreak or escalation of hostilities, act of terrorism involving the United States or declaration by the United States of a national emergency or war, or (f) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (e) or (f), in the Managers’ judgment, is material and adverse and makes it impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus (exclusive of any supplement thereto).

12.          Effectiveness; Defaulting Underwriters.

(a)           This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

(b)           If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date (the “Defaulted Shares”), then the Managers shall have right in their discretion to arrange for the purchase by one or more of the non-defaulting Underwriters, or any other underwriters, of all but not less than all of the Defaulted Shares in such amounts as may be agreed upon and upon the terms herein set forth. If within 36 hours after such default by any Underwriter, the Managers do not arrange for the purchase of such Defaulted Shares, then the Sellers shall be entitled to a further period of 36 hours (which may be waived by the Sellers) within which to procure another party or other parties satisfactory to the Managers to purchase the Defaulted Shares on such terms as are acceptable to the Sellers. In the event that, within the respective prescribed periods, the Managers notify the Sellers that they have so arranged for the purchase of the Defaulted Shares, or the Sellers notify the Managers that they have so arranged for the purchase of the Defaulted Shares, the Managers or the Sellers shall have the right to postpone the Closing Date or an Option Closing Date, as the case may be, for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Time of Sale Prospectus or the Prospectus, or in any other documents or arrangements, and the Company agree to file promptly any amendments or supplements to the Registration Statement, the Time of Sale Prospectus or the Prospectus which may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to the Defaulted Shares.

(c)           If, after giving effect to any arrangements for the purchase of Defaulted Shares by the Managers or the Sellers as provided in subsection (b) above, the aggregate number of Defaulted Shares that remains unpurchased does not exceed one-eleventh of the aggregate number of the Shares to be purchased on such date, then the Sellers shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase under this Agreement at the Closing Date or an Option Closing Date, as the case may be, and, in addition, to require each non-defaulting Underwriter to purchase its pro rata shares (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Defaulted Shares for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(d)           If, after giving effect to any arrangements for the purchase of Defaulted Shares by the Managers or the Sellers as provided above, the aggregate number of Defaulted Shares that remains unpurchased does not exceed one-eleventh of the aggregate number of the Shares to be purchased on the Closing Date or an Option Closing Date, as the case may be, or if the Sellers shall not exercise the right described in subsection (c) above to require the non-defaulting Underwriters to purchase the Defaulted Shares, then this Agreement (or, with respect to an Option Closing Date, the obligations of the Underwriters to sell the Additional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, Selling Stockholder or the Company, except for expenses to be borne by the Company, the Selling Stockholders and the Underwriters as provided in Section 9 and the indemnification and contribution agreements in Section 10 hereof; but nothing herein shall relieve any defaulting Underwriter from liability for its default.

13.          Representations and Indemnities to Survive.  The respective agreements, representations, warranties, indemnities and other statements of the Company, each Selling Stockholder and the Underwriters set forth or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Stockholder or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 10 hereof, and will survive delivery of and payment for the Shares.  The provisions of Sections 9 and 10 hereof shall survive the termination or cancellation of this Agreement.

14.          Entire Agreement.  (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, with respect to the preparation of any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.  For the avoidance of doubt, this Agreement shall not supersede or otherwise affect any agreement between the Selling Stockholders and the Company, including without limitation the Registration Rights Agreement among the Company and the stockholders named therein, dated as of January 4, 2006.

(b)           The Company and Selling Stockholders acknowledge that in connection with the offering of the Shares:  (i) the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company, any Selling Stockholder or any other person; (ii) the Underwriters owe the Company and Selling Stockholders only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any; and (iii) the Underwriters may have interests that differ from those of the Company.  Each of the Company and Selling Stockholders waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

15.          Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

16.          Applicable Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

17.          Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

18.          Notices.  All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to the Managers in care of Robert W. Baird & Co. Incorporated, 227 West Monroe Street Suite 2100, Chicago, Illinois 60606, Fax: 312.609.4950, Attention: Andrew Snow, with a copy to the Legal Department, Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, Fax: (414) 298-7800; if to the Company shall be delivered, mailed or sent to 1919 North Lynn Street, 7th Floor Arlington, Virginia 22209, Attention: Michael Wu, with a copy

(which copy shall not constitute notice to the Company) to Fulbright & Jaworksi LLP, 1301 McKinney, Suite 5100, Houston, Texas 77010, Attention: Brian Fenske;  and if to the Selling Stockholders shall be delivered, mailed or sent to the address set forth opposite each such Selling Stockholder’s name in Schedule I hereto, with a copy (which copy shall not constitute notice to the Selling Stockholders) to Hogan Lovells US LLP, Harbor East, 100 International Drive, Suite 2000, Baltimore, Maryland 21202, Attention: William I. Intner.

Very truly yours,
ROSETTA STONE INC.

By:
Name:
Title:

THE SELLING STOCKHOLDERS

ABS CAPITAL PARTNERS IV TRUST		NORWEST EQUITY PARTNERS VIII, LP

By:		By:
	Name:		Name:
	Title:		Title:

Accepted as of the date hereof

ROBERT W. BAIRD & CO. INCORPORATED
William Blair & Company, L.L.C.

Acting severally on behalf of themselves and
the several Underwriters named in
Schedule II hereto

By:	Robert W. Baird & Co. Incorporated

By:
Name:
Title:

By:	William Blair & Company, L.L.C.

By:
Name:
Title:

SCHEDULE I

Selling Stockholder	Number of Shares To Be Sold	Address for Notices

ABS Capital Partners IV Trust	2,110,324	400 East Pratt Street Suite 910 Baltimore, MD 21202

Norwest Equity Partners VIII, LP	1,379,676	c/o Norwest Equity Partners 3600 IDS Center 80 South 8th Street Minneapolis, MN 55402

Total:	3,490,000

SCHEDULE II

Underwriter	Number of Shares To Be Purchased

Robert W. Baird & Co. Incorporated	1,925,000

William Blair & Company, L.L.C.	1,050,000

Piper Jaffray & Co.	315,000

Barrington Research Associates, Inc.	140,000

Sidoti & Company, LLC	70,000

Total	3,500,000

SCHEDULE III

Time of Sale Prospectus

1.                                      Preliminary Prospectus, including Preliminary Prospectus Supplement dated June 5, 2013 and Base Prospectus dated May 30, 2013

2.                                      Orally communicated pricing information to be included below on this Schedule III if a final term sheet is not used, including the following:

Number of Shares to be Sold: 10,000 by Company; 3,490,000 by Selling Stockholders
Offering size: $56,000,000
Estimated net proceeds to the Company (after underwriting discounts and commissions and offering expenses): $0
Estimated net proceeds to the Selling Stockholders (after underwriting discounts and commissions and offering expenses): $52,768,800
Price per share: $16.00
Underwriting discount and commissions per share: $0.88
Trade date: June 6, 2013
Closing date: June 11, 2013

SCHEDULE IV

Stockholders, Officers and Directors of the Company Subject to
Lock-Up Agreements

Stephen M. Swad

Thomas M. Peirno

Judy K. Verses

Pragnesh N. Shah

Michael C. Wu

James P. Bankoff

Phillip A. Clough

John T. Coleman

Laurence Franklin

Patrick W. Gross

Marguerite W. Kondracke

Laura L. Witt

John E. Lindahl

EXHIBIT A

[FORM OF LOCK-UP LETTER TO BE SIGNED BY OFFICERS, DIRECTORS AND CERTAIN STOCKHOLDERS]

June 6, 2013

ROBERT W. BAIRD & CO. INCORPORATED

WILLIAM BLAIR & COMPANY, L.L.C.

c/o Robert W. Baird & Co. Incorporated
227 West Monroe Street Suite 2100

Chicago, Illinois 60606

Ladies and Gentlemen:

The undersigned understands that Robert W. Baird & Co. Incorporated and William Blair & Company, L.L.C. (together, the “Managers”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Rosetta Stone Inc., a Delaware corporation (the “Company”) and the Selling Stockholders named therein, providing for the public offering (the “Public Offering”) by the several Underwriters (the “Underwriters”), including the Managers, of shares (the “Shares”) of the Common Stock, par value $0.00005 per share of the Company (the “Common Stock”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Baird on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the “Restricted Period”), (1) directly or indirectly offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale, lend, or otherwise transfer or dispose of, or establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (each within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with respect to any shares of Common Stock, any options or warrants to purchase any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for or that represent the right to receive shares of Common Stock, (2) enter into any swap, forward contract, hedging transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, (3) make any demand for or exercise any right with respect to the registration of any shares of Common Stock or the filing of any registration statement with respect thereto, or (4) publicly disclose or announce an intention to effect any transaction specified in clause (1), (2), or (3).  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer by the undersigned of shares of Common Stock except in compliance with this agreement.

The foregoing restrictions shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (b) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift, (c) transfers by will or estate or intestate succession to the undersigned’s family or to a trust, the beneficiaries of which are exclusively the undersigned or members of the undersigned’s family, (d) pro rata transfers or distributions of shares of Common Stock or any security convertible into Common Stock to limited partners, members, subsidiaries, stockholders or affiliates of the undersigned, (e) the exercise of any options to purchase shares of Common Stock or the vesting, award, delivery or settlement of shares of Common Stock and the receipt by the undersigned from the Company of shares of Common Stock thereunder, in each case pursuant to the Company’s stock option or equity-based compensation plans that are described in the registration statement and prospectus related to the Public Offering or pursuant to the Company’s 2009 Omnibus Incentive Plan, as amended through May 23, 2013, or pursuant to the Company’s 2006 Incentive Option Plan, and sales of such shares of Common Stock in transactions exempt from Section 16(b) of the Exchange Act that are issued upon exercise of such options or warrants or such vesting, award, delivery, settlement or receipt in order to pay or provide for any taxes due on such exercise, vesting, delivery, settlement or receipt or to pay the exercise price therefor, (f) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act relating to sales by the undersigned of shares of Common Stock, if then permitted by the Company, provided that the shares subject to such plan may not be sold until after the expiration of the Restricted Period and no public announcement or filing under the Exchange Act regarding the establishment of such plan shall be required or voluntarily made during the Restricted Period, (g) sales of shares of Common Stock pursuant to trading plans that existed prior May 13, 2013  and that comply with the requirements of Rule 10b5-1 under the Exchange Act or (h) sales of shares of Common Stock pursuant to default instructions to E*TRADE that existed prior to May 13, 2013 to sell shares of restricted stock to cover taxes upon vesting; provided that in the case of any transfer, distribution or issuance pursuant to clause (b), (c) or (d), (i) each donee, heir, legatee, trustee, distributee, transferee or recipient shall sign and deliver a lock-up letter substantially in the form of this letter for the balance of the Restricted Period; and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Restricted Period referred to in the foregoing sentence.

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If:

(1)           during the last 17 days of the Restricted Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(2)           prior to the expiration of the Restricted Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period;

then the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that any such event shall not give rise to the extension of the 90-day restricted period in the event that FINRA Rule 2711(f)(4) does not apply to the publication or distribution of a research report by the Underwriters.

The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the Restricted Period unless the undersigned requests and receives prior written confirmation from the Company or Baird that the restrictions imposed by this agreement have expired.

The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering.  The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

This agreement shall terminate as of the earlier of: (i) June 30, 2013 if the Public Offering has not been consummated by such date, (ii) the date that the registration statement on Form S-3 relating to the Public Offering shall have been withdrawn from the Securities and Exchange Commission, or (iii) the Company notifying you in writing that the Selling Stockholders do not intend to proceed to consummate the Public Offering.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions.  Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

Very truly yours,

(Name)

(Address)

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